AMERICAN GENERAL LIFE INSURANCE COMPANY
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                             SEPARATE ACCOUNT II
                                 GALLERY LIFE
                      GROUP AND INDIVIDUAL FLEXIBLE PREMIUM

                    THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT USL B
                          INDIVIDUAL FLEXIBLE PREMIUM

                        SUPPLEMENT DATED MARCH 6, 2019
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify Policy owners of the proposed Reorganization of the AB VPS Growth Portfolio (the "AB Growth Portfolio"), a portfolio of the AB Variable Products Series Fund, Inc. (the "Trust"), into the AB VPS Large Cap Growth Portfolio (the "AB Large Cap Growth Portfolio"), also a portfolio of the Trust (such combination referred to hereinafter as the "Reorganization").

      American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Directors of the Trust approved the Reorganization pursuant to which the AB Growth Portfolio will be merged with and into the AB Large Cap Growth Portfolio, with the AB Large Cap Growth Portfolio being the surviving fund. All of the assets and liabilities of the AB Growth Portfolio will be transferred to the AB Large Cap Growth Portfolio in exchange for shares of the AB Large Cap Growth Portfolio, the total value of which will be equal to the total value of your shares of the AB Growth Portfolio on the Closing Date (as defined below), after which the AB Growth Portfolio will cease operations.

      The Reorganization is expected to be consummated at the close of business on or about Friday, April 26, 2019 (the "Closing Date").

      The AB Large Cap Growth Portfolio is an existing investment option under the Policies. All Policy accumulation values in the subaccounts supported by the AB Growth Portfolio will be automatically transferred into the AB Large Cap Growth Portfolio subaccount.

      At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, April 25, 2019), you may transfer your Policy accumulation value in the AB Growth Portfolio subaccounts to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

       If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the AB Growth Portfolio investment option after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, April 25, 2019), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, April 29, 2019).

      Any new instruction we receive from a Policy owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, April 25, 2019) that is for any purpose stated in the previous paragraph and is in good order will be honored.

      Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the AB Growth Portfolio (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the AB Large Cap Growth Portfolio.

      Neither our automatic transfer of the proceeds to the AB Large Cap Growth Portfolio on the Closing Date, nor your transfer of assets out of the AB Growth Portfolio prior to April 25, 2019 or out of the AB Large Cap Growth Portfolio within 60 days after the Closing Date (i.e., June 25, 2019), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the AB Growth Portfolio investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.